Exhibit 99.2

Zymeworks Completes Plan to Become Delaware Corporation

Vancouver, British Columbia – October 13, 2022 — Zymeworks Inc. (“Zymeworks” or the “Company”) (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced the completion of its previously announced intention to complete a series of transactions (the “Redomicile Transactions”), resulting in the following: (i) Zymeworks Delaware Inc. (renamed as Zymeworks Inc.) (“New Zymeworks”) becoming the ultimate parent company incorporated in Delaware; (ii) New Zymeworks becoming the direct or indirect owner of all of the assets and liabilities of the former parent company existing under the laws of the Province of British Columbia (and to be renamed Zymeworks BC Inc.) (“Legacy Zymeworks”), and (iii) the issuance to Legacy Zymeworks shareholders of either shares of common stock of New Zymeworks (the “Delaware Common Stock”) or exchangeable shares in the capital of Zymeworks ExchangeCo Ltd. in exchange for their Legacy Zymeworks common shares. The Redomicile was approved by Zymeworks securityholders at a Special Meeting held on October 7, 2022.

The Delaware Common Stock is listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol “ZYME” and is anticipated to begin trading on the NYSE at the start of trading on October 13, 2022.

Advisors

Kingsdale Advisors acted as strategic securityholder advisor, proxy solicitation agent, information agent and communications advisor to the Company.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the discovery, development and commercialization of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody currently being evaluated in multiple Phase 1, Phase 2, and pivotal clinical trials globally as a targeted treatment option for patients with solid tumors that express HER2. Zymeworks’ second clinical candidate, zanidatamab zovodotin (ZW49), is a novel bispecific HER2-targeted antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with global biopharmaceutical companies. For more information on our ongoing clinical trials visit www.zymeworksclinicaltrials.com. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to the expected benefits of the Redomicile Transactions; the anticipated commencement of trading of the Delaware Common Stock on the NYSE; and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “propose”, “will”, “future”, “may”, “anticipates”, “pending”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile Transactions may not be achieved; the anticipated tax consequences and impact of the Redomicile Transactions to Zymeworks securityholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile Transactions, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile Transactions and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile Transactions; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile Transactions; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

Investor inquiries:

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

(604) 678-1388

media@zymeworks.com